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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-A/A
                                AMENDMENT NO. 1


         FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
          SECTION 12(b) or (g) OF THE SECURITIES EXCHANGE ACT OF 1934

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                             AMRESCO CAPITAL TRUST
             (Exact name of registrant as specified in its charter)

                 Texas                                 75-2744858
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


                             700 North Pearl Street
                                   Suite 2400
                              Dallas, Texas 75201
              (Address of principal executive offices) (Zip code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box. [   ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

Securities to be registered pursuant to Section 12(b) of the Act:


                                              Name of each exchange on which
Title of each class to be so registered       each class is to be registered
---------------------------------------       ------------------------------

                  None                                Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Shares of Beneficial Interest,
                                $0.01 par value
                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description set forth under the caption "Description of Shares of Beneficial Interest" contained in the Prospectus (including without limitation any Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended) included in the Form S-11 Registration Statement (No. 333-45543), as amended (the "Registration Statement"), of AMRESCO Capital Trust (the "Registrant"), as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

         3.1 Registrant's Amended and Restated Declaration of Trust, as amended (incorporated herein by reference to Exhibit 3.1 of the Registration Statement)

         3.2 Registrant's Bylaws, as amended (incorporated herein by reference to Exhibit 3.2 of the Registration Statement)

         4.1 Specimen of Certificate for Common Shares of Beneficial Interest (incorporated herein by reference to Exhibit 4.1 of the Registration Statement)





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




Dated:  April 20, 1998

                                       AMRESCO CAPITAL TRUST



                                       By: /s/ Mark D. Gibson
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                                           Mark D. Gibson
                                           Chief Executive Officer and President





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